Exhibit 99.1

NEWS RELEASE

CONTACT: Media Meghan Cox Manager Corporate Communications T - (412) 433-6777 E - mmcox@uss.com	Investors/Analysts Dan Lesnak General Manager Investor Relations T - (412) 433-1184 E - dtlesnak@uss.com

FOR IMMEDIATE RELEASE:
UNITED STATES STEEL CORPORATION REPORTS SECOND QUARTER 2018 RESULTS

•	Net earnings of $214 million, or $1.20 per diluted share

•	Adjusted net earnings of $262 million, or $1.46 per diluted share

•	Adjusted EBITDA of $451 million

PITTSBURGH, August 1, 2018 – United States Steel Corporation (NYSE: X) reported second quarter 2018 net earnings of $214 million, or $1.20 per diluted share. Adjusted net earnings were $262 million, or $1.46 per diluted share. This compares to second quarter 2017 net earnings of $261 million, or $1.48 per diluted share. Adjusted net earnings for second quarter 2017 were $189 million, or $1.07 per diluted share.

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Earnings Highlights

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2018	2017	2018	2017
Net Sales	$3,609	$3,144	$6,758	$5,869
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$224	$220	$257	$132
U. S. Steel Europe	115	55	225	142
Tubular	(35)	(29)	(62)	(86)
Other Businesses	17	9	28	22
Total segment earnings before interest and income taxes	$321	$255	$448	$210
Other items not allocated to segments	(20)	72	(10)	37
Earnings before interest and income taxes	$301	$327	$438	$247
Net interest and other financial costs	75	82	193	163
Income tax provision (benefit)	12	(16)	13	3
Net earnings	$214	$261	$232	$81
Earnings per diluted share	$1.20	$1.48	$1.30	$0.46

Adjusted net earnings (a)	$262	$189	$319	$44
Adjusted net earnings per diluted share (a)	$1.46	$1.07	$1.79	$0.25
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$451	$376	$706	$468
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.
Commenting on U. S. Steel's results, President and Chief Executive Officer David B. Burritt said, "In the second quarter, our team performed well by responding quickly to customer demand. We restarted steelmaking at Granite City ahead of schedule and safely ramped up production and shipments faster than planned. In addition, a very strong shipping performance in late June enabled us to deliver higher than expected earnings."

2018 Guidance
Commenting on U. S. Steel’s guidance for 2018, Burritt said, "The success to date of our ongoing $2 billion asset revitalization program, as well as our earnings power in the current market, makes us increasingly optimistic about future investments that will drive long-term profitable growth.”
We currently expect that third quarter 2018 adjusted EBITDA will be approximately $525 million. We expect our Flat-rolled segment results to continue to improve as more of our adjustable contract and spot shipments realize the benefit of second quarter increases in index prices, partially offset by higher planned outage costs. We expect results for our Tubular segment to turn positive as selling price increases catch up to the rising substrate costs we

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saw in the first half of the year. We expect results for our European segment to be lower in the third quarter, primarily due to planned outages that coincide with normal seasonal customer demand patterns.
Based on our progress to date, we are increasing full-year 2018 adjusted EBITDA guidance to approximately $1.85 - $1.90 billion.
*****
The Company will conduct a conference call on second quarter 2018 earnings on Thursday, August 2, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation and prepared remarks, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on August 2.
*****
Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of Guidance net earnings to consolidated Guidance adjusted EBITDA.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
OPERATING STATISTICS
Average realized price: (a)
Flat-Rolled ($/net ton)	819	742	780	731
U. S. Steel Europe ($/net ton)	707	620	707	607
U. S. Steel Europe (euro/net ton)	593	563	584	561
Tubular ($/net ton)	1,449	1,234	1,420	1,173
Steel Shipments (thousands of net tons): (a)
Flat-Rolled	2,584	2,497	5,118	4,901
U. S. Steel Europe	1,156	1,157	2,283	2,266
Tubular	201	180	382	324
Total Steel Shipments	3,941	3,834	7,783	7,491

Intersegment Shipments (thousands of net tons):
Flat-Rolled to Tubular	65	94	132	94
U. S. Steel Europe to Flat-Rolled	22	25	22	47
Raw Steel Production (thousands of net tons):
Flat-Rolled	2,841	2,711	5,626	5,425
U. S. Steel Europe	1,308	1,285	2,600	2,543
Raw Steel Capability Utilization: (b)
Flat-Rolled	67%	64%	67%	64%
U. S. Steel Europe	105%	103%	105%	103%

CAPITAL EXPENDITURES
Flat-Rolled	$142	$47	$318	$72
U. S. Steel Europe	17	20	38	34
Tubular	13	4	24	11
Other Businesses	1	2	1	3

Total	$173	$73	$381	$120
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts)	2018	2017	2018	2017
NET SALES	$3,609	$3,144	$6,758	$5,869

OPERATING EXPENSES (INCOME):
Cost of sales (excludes items shown below)	3,121	2,723	5,929	5,282
Selling, general and administrative expenses	92	67	170	148
Depreciation, depletion and amortization	130	121	258	258
Earnings from investees	(19)	(16)	(22)	(20)
Gain associated with retained interest in U. S. Steel Canada Inc.	—	(72)	—	(72)
Restructuring and other charges	—	(1)	—	32
Net gain on disposal of assets	(17)	—	(16)	(1)
Other expense (income), net	1	(5)	1	(5)

Total operating expenses	3,308	2,817	6,320	5,622

EARNINGS BEFORE INTEREST AND INCOME TAXES	301	327	438	247
Net interest and other financial costs (a)	75	82	193	163

EARNINGS BEFORE INCOME TAXES	226	245	245	84
Income tax provision (benefit)	12	(16)	13	3

Net earnings	214	261	232	81
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET EARNINGS ATTRIBUTABLE TO
UNITED STATES STEEL CORPORATION	$214	$261	$232	$81

COMMON STOCK DATA:

Net earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$1.21	$1.49	$1.32	$0.46
Diluted	$1.20	$1.48	$1.30	$0.46
Weighted average shares, in thousands
Basic	177,027	174,797	176,594	174,521
Diluted	178,903	176,028	178,485	176,319
Dividends paid per common share	$0.05	$0.05	$0.10	$0.10
(a) Includes $17 million and $14 million for the three months ended June 30, 2018 and 2017, respectively, and $34 million and $32 million for the six months ended June 30, 2018 and 2017, respectively, of postretirement benefit expense (other than service cost) related to the retrospective presentation change of net periodic benefit cost of our defined benefit pension and other post-employment benefits as a result of the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits on January 1, 2018.

UNITED STATES STEEL CORPORATION
CASH FLOW STATEMENT (Unaudited)

	Six Months Ended
	June 30,
(Dollars in millions)	2018	2017
Cash provided by (used in) operating activities:
Net earnings	$232	$81
Depreciation, depletion and amortization	258	258
Gain associated with retained interest in U. S. Steel Canada Inc.	—	(72)
Restructuring and other charges	—	32
Loss on debt extinguishment	74	1
Pensions and other postretirement benefits	37	31
Deferred income taxes	(1)	2
Net gain on disposal of assets	(16)	(1)
Working capital changes	(242)	(199)
Income taxes receivable/payable	(2)	20
Other operating activities	(47)	90
Total	293	243

Cash used in investing activities:
Capital expenditures	(381)	(120)
Disposal of assets	1	—
Other investing activities	(1)	—
Total	(381)	(120)

Cash provided by (used in) financing activities:
Issuance of long-term debt, net of financing costs	640	—
Repayment of long-term debt	(874)	(108)
Receipts from exercise of stock options	33	13
Dividends paid	(18)	(18)
Taxes paid for equity compensation plans	(8)	(10)
Total	(227)	(123)

Effect of exchange rate changes on cash	(10)	10

Net (decrease) increase in cash, cash equivalents and restricted cash	(325)	10
Cash, cash equivalents and restricted cash at beginning of the year (a)	1,597	1,555

Cash, cash equivalents and restricted cash at end of the period (a)	$1,272	$1,565
(a) Includes restricted cash in the beginning-of-period and end-of-period amounts as a result of the retrospective adoption of Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash on January 1, 2018.

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	June 30	Dec. 31
(Dollars in millions)	2018	2017
Cash and cash equivalents	$1,231	$1,553
Receivables, net	1,656	1,379
Inventories	1,848	1,738
Other current assets	77	85
Total current assets	4,812	4,755
Property, plant and equipment, net	4,401	4,280
Investments and long-term receivables, net	498	480
Intangible assets, net	162	167
Other assets	185	180

Total assets	$10,058	$9,862

Accounts payable and other accrued liabilities	$2,331	$2,170
Payroll and benefits payable	386	347
Short-term debt and current maturities of long-term debt	4	3
Other current liabilities	181	201
Total current liabilities	2,902	2,721
Long-term debt, less unamortized discount and debt issuance costs	2,541	2,700
Employee benefits	692	759
Other long-term liabilities	317	361
United States Steel Corporation stockholders' equity	3,605	3,320
Noncontrolling interests	1	1

Total liabilities and stockholders' equity	$10,058	$9,862

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions)	2018	2017	2018	2017
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$214	$261	$232	$81
Income tax provision (benefit)	12	(16)	13	3
Net interest and other financial costs	75	82	193	163
Depreciation, depletion and amortization expense	130	121	258	258
EBITDA	431	448	696	505
Gain on equity investee transactions	(18)	—	(18)	—
Granite City Works restart costs	36	—	36	—
Granite City Works adjustment to temporary idling charges	2	—	(8)	—
Gain associated with retained interest in U. S. Steel Canada Inc.	—	(72)	—	(72)
Loss on shutdown of certain tubular assets	—	—	—	35
Adjusted EBITDA	$451	$376	$706	$468

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS

	Quarter Ended		Six Months Ended
	June 30,		June 30,
(Dollars in millions, except per share amounts) (a)	2018	2017	2018	2017
Reconciliation to adjusted net earnings (loss) attributable to United States Steel Corporation
Net earnings attributable to United States Steel Corporation	$214	$261	$232	$81
Gain on equity investee transactions	(18)	—	(18)	—
Granite City Works restart costs	36	—	36	—
Granite City Works adjustment to temporary idling charges	2	—	(8)	—
Loss on debt extinguishment and other related costs	28	—	77	—
Gain associated with retained interest in U. S. Steel Canada Inc.	—	(72)	—	(72)
Loss on shutdown of certain tubular assets	—	—	—	35
Total adjustments	48	(72)	87	(37)
Adjusted net earnings attributable to United States Steel Corporation	$262	$189	$319	$44

Reconciliation to adjusted diluted net earnings (loss) per share
Diluted net earnings per share	$1.20	$1.48	$1.30	$0.46
Gain on equity investee transactions	(0.10)	—	(0.10)	—
Granite City Works restart costs	0.20	—	0.20	—
Granite City Works adjustment to temporary idling charges	0.01	—	(0.04)	—
Loss on debt extinguishment and other related costs	0.15	—	0.43	—
Gain associated with retained interest in U. S. Steel Canada Inc.	—	(0.41)	—	(0.41)
Loss on shutdown of certain tubular assets	—	—	—	0.20
Total adjustments	0.26	(0.41)	0.49	(0.21)
Adjusted diluted net earnings per share	$1.46	$1.07	$1.79	$0.25
(a) The adjustments included in this table have been tax effected at a 0% tax rate due to the recognition of a full valuation allowance.

UNITED STATES STEEL CORPORATION
RECONCILIATION OF ADJUSTED EBITDA GUIDANCE
		Year Ended	Year Ended
	Quarter Ended	Dec. 31	Dec. 31
	Sept. 30	2018	2018
(Dollars in millions)	2018	(Low end of range)	(High end of range)
Reconciliation to Projected Adjusted EBITDA Included in Guidance
Projected net earnings attributable to United States Steel Corporation included in Guidance	$288	$925	$975
Estimated income tax expense	22	50	50
Estimated net interest and other financial costs	61	315	315
Estimated depreciation, depletion and amortization	129	520	520
Gain on equity investee transactions	—	(18)	(18)
Granite City Works blast furnace B restart costs	—	36	36
Estimated Granite City Works blast furnace A restart costs	25	30	30
Granite City Works adjustment to temporary idling charges	—	(8)	(8)
Projected adjusted EBITDA included in Guidance	$525	$1,850	$1,900

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies. EBITDA is also used by analysts to refine and improve the accuracy of their financial models that utilize enterprise value.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of gains (losses) on the sale of ownership interests in equity investees, facility restart costs, gains (losses) associated with our retained interest in U. S. Steel Canada Inc., restructuring charges, significant temporary idling charges and debt extinguishment and other related costs that are not part of the Company's core operations. Adjusted EBITDA is also a non-GAAP measure that excludes the effects of gains (losses) on the sale of ownership interests in equity investees, facility restart costs, gains (losses) associated with our retained interest in U. S. Steel Canada Inc., restructuring charges and significant temporary idling charges. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the effects of gains (losses) on the sale of ownership interests in equity investees, facility restart costs, gains (losses) associated with our retained interest in U. S. Steel Canada Inc., restructuring charges, significant temporary idling charges and debt extinguishment and other related costs that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance or in preparing the Company’s annual financial guidance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A consolidated statement of operations (unaudited), consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2017, in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

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2018-026